UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2006

ADVANCED MAGNETICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)
125 CambridgePark Drive, 6th Floor
Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

(617) 498-3300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On November 20, 2006, Advanced Magnetics, Inc. (the “Company”) issued a press release regarding its operating results and revenues for the fourth fiscal quarter and year ended September 30, 2006 and its intention to hold a conference call regarding such financial results. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 13, 2006, the Company filed a Current Report on Form 8-K describing the bonus structure of Dr. Brian Pereira, the Company’s President and Chief Executive Officer. The Report stated that Dr. Pereira will be eligible to receive a bonus of up to fifty percent (50%) of his annual base salary at the discretion of the Company’s Compensation Committee, based on the achievement of set performance goals for the fiscal year ended September 30, 2007. Dr. Pereira’s maximum bonus opportunity if he exceeds the performance goals established can actually equal up to seventy-five percent (75%) of his annual base salary. The specific terms of Dr. Pereira’s performance goals are not being disclosed because they involve confidential commercial and business information, the disclosure of which would cause competitive harm to the Company.

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 17, 2006, the Company issued a press release announcing results from a Phase III clinical trial of ferumoxytol as an intravenous (IV) iron replacement therapeutic and the completion of enrollment in its second multi-center Phase III clinical studies of ferumoxytol as an intravenous (IV) iron replacement therapeutic for the treatment of anemia in chronic kidney disease patients, whether or not on dialysis. A copy of the Company’s press release is furnished herewith as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The Company hereby furnishes the following exhibits:

99.1	Press release dated November 20, 2006.
99.2	Press release dated November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED MAGNETICS, INC.

By: /s/ Joseph L. Farmer Joseph L. Farmer General Counsel and Vice President of Legal Affairs

Date: November 20, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 20, 2006.
99.2	Press release dated November 17, 2006.